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                                                                   EXHIBIT 99.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Kellogg Company Savings And Investment Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carlos M. Gutierrez, Chairman of the Board, President and Chief Executive Officer of Kellogg Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



                                    /s/ Carlos M. Gutierrez
                                    ------------------------------------------
                                    Carlos M. Gutierrez, Chairman of the Board,
                                    President and Chief Executive Officer
                                    June 26, 2003